UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 8, 2009 (June 3, 2009)

PREMIER POWER RENEWABLE ENERGY, INC.
(Exact name of registrant as specified in Charter)

Delaware	333-140637	13-4343369
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4961 Windplay Drive, Suite 100
El Dorado Hills, CA 95762
(Address of Principal Executive Offices)

(916) 939-0400
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-Looking Statements

This Form 8-K and other reports filed by the Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward-looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by the Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan”, or the negative of these terms and similar expressions as they relate to the Registrant or the Registrant’s management identify forward-looking statements. Such statements reflect the current view of the Registrant with respect to future events and are subject to risks, uncertainties, assumptions, and other factors (including the risks contained in the section of the Registrant’s Form 10-K entitled “Risk Factors”) relating to the Registrant’s industry, the Registrant’s operations and results of operations, and any businesses that may be acquired by the Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended, or planned.

Although the Registrant believes that the expectations reflected in the forward-looking statements are reasonable, the Registrant cannot guarantee future results, levels of activity, performance, or achievements. Except as required by applicable law, including the securities laws of the United States, the Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

Item 1.01                      Entry into a Material Definitive Agreement.

On June 3, 2009 (the “Effective Date”), Premier Power Renewable Energy, Inc. (the “Registrant”) entered into a Share Exchange Agreement (the “Exchange Agreement”) with Rupinvest Sarl, a corporation duly organized and existing under the laws of Luxembourg (“Rupinvest”) and Esdras Ltd., a corporation duly organized and existing under the laws of Cyprus (“Esdras”).  Rupinvest is the wholly owned subsidiary of Esdras and it distributes, develops, and integrates ground mount and rooftop solar power systems in Italy through its sole wholly owned subsidiary, ARCO Energy, SRL (“Arco Energy”), a private limited company duly organized and existing under the laws of Italy.

Pursuant to the terms of the Exchange Agreement, we will acquire 100% of the issued and outstanding equity ownership interest in Rupinvest in exchange for: (a) a cash payment by us to Esdras in the amount of twelve thousand five hundred euros (€12,500, or approximately $17,718); and (b) the potential transfer to Esdras of up to three million shares of our restricted common stock, with the number of shares to be transferred, if any, to be calculated based on Sales (as defined below) achieved by Premier Power Italy (as defined below) over the three years following the Effective Date (collectively the “Purchase Consideration”).  Not later than twenty (20) trading days after the date that escrow opens (“Escrow Opening Date”), we must deliver to the escrow agent three million (3,000,000) restricted shares (the “Securities”) of our common stock, par value $0.0001 per share, in the form of stock certificates issued in the name of the escrow agent to be held in escrow until their release (“Escrow”).  The conditions that must be met and the amount of Securities, if any, to be released and transferred to Esdras are described in the following schedule (the “Release Schedule”):

(i)
375,000 shares of the Securities for each ten million euros (€10 million, or approximately $13.6 million) worth of Sales achieved by Premier Power Italy from the Effective Date to December 31, 2009 (the “First Issuance”), with the maximum number of shares released to Esdras as part of the First Issuance to be 1,500,000 shares (any number of shares not issuable as part of the First Issuance solely due to the fact that the 1,500,000 shares threshold was exceeded is hereinafter referred to as the “Excess Issuable Amount”);

(ii)
50% of the Excess Issuable Amount, if any, plus 200,000 shares of the Securities for each ten million euros (€10 million, or approximately $13.6 million) worth of Sales achieved by Premier Power Italy from January 1, 2010 to December 31, 2010 (the “Second Issuance”).  The maximum combined number of shares to be released to Esdras as part of the First Issuance and the Second Issuance, in the aggregate, shall not exceed 3,000,000 shares; and

(iii)
100,000 shares of the Securities for each ten million euros (€10 million, or approximately $13.6 million) worth of Sales achieved by Premier Power Italy from January 1, 2011 to December 31, 2011 (the “Third Issuance”).  The maximum combined number of shares to be released to Esdras as part of the First Issuance, the Second Issuance, and the Third Issuance, in the aggregate, shall not exceed 3,000,000 shares.

The Purchase Consideration for the acquisition of Rupinvest was determined based on arm's length negotiations.  Prior to this acquisition, there were no material relationships between the Registrant, on the one hand, and Rupinvest, Esdras, and Arco Energy, on the other hand, nor with any of their respective affiliates, directors, or officers, or any associate of such directors or officers.

“Sales” is defined as gross sales revenue earned by Premier Power Italy in a given period with an average Gross Margin in excess of fourteen percent (14%).  For purposes of the Exchange Agreement, “Gross Margin” is defined as gross sales revenue minus direct costs (including, but not limited to, the cost of system design, engineering, property acquisition, special purpose entity formation, legal services, consulting services, permitting, civil works, solar modules, invertors, racking, mounting, trackers, balance of system costs, subcontracting services, substation construction, grid connection, labor, taxes, and sales commissions), the difference to be divided by gross sales revenue.  Any gross sales revenue earned by Premier Power Italy without a fourteen percent (14%) Gross Margin will be excluded from Sales, unless expressly accepted by the Registrant in writing.  We must deliver each of the First Issuance, Second Issuance, and Third Issuance, if any, to Esdras no later than ninety (90) calendar days after Premier Power Italy’s fiscal year-end (“Italy Year-End”), which Italy Year-End is to be no later than March 1 of each calendar year.  If the Italy Year-End changes to another fiscal year-end (“New Italy Year-End”), then we must deliver each of the First Issuance, Second Issuance, and Third Issuance, if any, to Esdras no later than ninety (90) calendar days after the New Italy Year-End.  If after the Third Issuance, if any, any portion of the Securities remains in Escrow (the “Unissued Securities”), then the Unissued Securities will be released to us.

The parties also agreed that no later than twenty (20) trading days after the Escrow Opening Date, the corporate structure of Arco Energy is to be converted by Rupinvest from an Italian Srl (LTD) company to an Italian Spa (PLC) company, and its name shall be changed to “Premier Power Italy S.p.A.” (“Premier Power Italy”) (the conversion is hereinafter referred to as the “Restructuring”).  In addition, immediately upon completion of the Restructuring, the parties agreed that the social capitalization of Premier Power Italy will be increased by €1,250,000 (“Initial Capitalization Increase”), and an additional social capital increase will be determined within 120 calendar days of the Effective Date, with the total increase in social capital not to exceed five million euros (“Total Combined Capitalization Increase”).  The Initial Capitalization Increase and the Total Combined Capitalization Increase will be funded as follows: ninety (90%) by the Registrant through its post-share exchange subsidiary Rupinvest; and ten percent (10%) by Esdras.  Following the Initial Capitalization Increase and continuing through the Total Combined Capitalization Increase, Rupinvest will retain 90% of the total equity ownership interests of Premier Power Italy, and Esdras will own the remaining 10% of Premier Power Italy’s total equity ownership interests (the “Esdras 10% PPRW Italy Interest”).  Rupinvest’s post-share exchange board of directors will determine how much of the subject social capital increases shall be from capitalization and how much will be in the form of low interest loans, provided however that, notwithstanding anything the contrary, no more than forty percent (40%) of the total funding shall be in the form of loans.  The parties further agreed that Rupinvest shall have the option to repurchase the Esdras 10% PPRW Italy Interest: (a) on or before December 31, 2009, in exchange for a payment to Esdras of the total combined amount of funds contributed by Esdras toward the Initial Capitalization Increase and the Total Combined Capitalization Increase; or (b) after December 31, 2009, in exchange for a payment to Esdras of the total combined amount of funds contributed by Esdras toward the Initial Capitalization Increase and the Total Combined Capitalization Increase plus ten percent of any net profits accrued up to the time of Rupinvest’s repurchase of the Esdras 10% PPRW Italy Interest.

No later than twenty (20) trading days after the Escrow Opening Date, (i) all of the executive officers and directors of Rupinvest and Premier Power Italy will resign from their positions as such with each respective entity; (ii) Dean Marks, our Chairman of the Board and Chief Executive Officer, will be appointed as the Chairman of the Board of both Rupinvest and Premier Power Italy; (iii) Miguel de Anquin, our Chief Operating Officer and a member of the Board, will be appointed as a member of the Board of both Rupinvest and Premier Power Italy; (iv) Marco Pulitano will be appointed as a managing director of Premier Power Italy and a member of the board of directors of Premier Power Italy; (v) Giovanni Pulitano will be appointed as a managing director of Premier Power Italy and as a member of the board of directors of Premier Power Italy; (vi) an additional director to be chosen and designated by the Registrant will be appointed as the fifth member of Premier Power Italy’s board of directors; and (vii) the new executive officers of Rupinvest shall be chosen by the Registrant and shall be appointed to such offices by Rupinvest’s Board.

The Exchange Agreement may be terminated at any time prior to the Escrow Opening Date, which date may not exceed twenty (20) days from the Effective Date, by the following parties and in the following scenarios:

(i)
by either the Registrant or Rupinvest if a governmental entity shall have issued an order, decree, or ruling, or taken any other action, in any case having the effect of permanently restraining, enjoining, or otherwise prohibiting the share exchange, which order, decree, ruling, or other action is final and non-appealable;

(ii)
by Rupinvest, upon the Registrant’s material breach of any representation, warranty, covenant, or agreement, or if any of the Registrant’s representation or warranty shall have become materially untrue; but if the breach is curable by the Registrant party prior to the Escrow Opening Date, then Rupinvest may not terminate the Exchange Agreement under this clause for thirty (30) days after delivery of written notice from Rupinvest to the Registrant of such breach, provided the Registrant continues to exercise commercially reasonable efforts to cure such breach; or

(iii)
by the Registrant upon Rupinvest’s and/or Esdras’ material breach of any representation, warranty, covenant, or agreement, or if any representation or warranty by Rupinvest and/or Esdras shall have become materially untrue; but if the breach is curable by Rupinvest and/or Esdras prior to the Escrow Opening Date, then the Registrant may not terminate this Agreement under this clause for thirty (30) days after delivery of written notice from the Registrant to Rupinvest and/or Esdras of such breach, provided Rupinvest and/or Esdras continue to exercise commercially reasonable efforts to cure such breach.

The parties further agreed that the representations and warranties given or made by the parties in the Exchange Agreement shall survive for a period of thirty six (36) months from and after the Escrow Opening Date (the last day of such period is herein referred to as the “Expiration Date”), except that any written Claim for breach thereof made and delivered prior to the Expiration Date to the party against whom such indemnification is sought shall survive thereafter and, as to any such Claim, such applicable expiration will not effect the rights to indemnification of the party making such Claim; provided, however, that any representations and warranties that were fraudulently made shall not expire on the Expiration Date and shall survive indefinitely, and Claims with respect to fraud by the parties may be made at any time.

The Registrant agreed to fully indemnify Esdras and its respective officers, agents, and directors against any damages, liabilities, costs, claims, proceedings, investigations, penalties, judgments, deficiencies, including taxes, expenses (including, but not limited to, any and all interest, penalties and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced, or threatened, or any claim whatsoever) and losses to which it or they may become subject arising out of or based on either (i) any breach of or inaccuracy in any of the representations and warranties or covenants or conditions made by the Registrant, except for the effects resulting from any adjustments, restatements, or changes required of the Registrant by the Securities and Exchange Commission (“SEC”), auditors, or the Internal Revenue Service (“IRS”); or (ii) any and all liabilities arising out of or in connection with: (A) any of the Registrant’s assets prior to the Escrow Opening Date; or (B) the Registrant’s operations prior to the Escrow Opening Date, except for the effects resulting from any adjustments, restatements, or changes required of the Registrant by the SEC, auditors, or IRS.

Esdras agreed to fully indemnify the Registrant and its respective officers, agents, and directors against any damages, liabilities, costs, claims, proceedings, investigations, penalties, judgments, deficiencies, including taxes, expenses (including, but not limited to, any and all interest, penalties and expenses whatsoever reasonably incurred in investigating, preparing or defending against any litigation, commenced, or threatened, or any claim whatsoever) and losses (“Claims”) to which it or they may become subject arising out of or based on either (i) any breach of or inaccuracy in any of the representations and warranties or covenants or conditions made by Rupinvest or Esdras; or (ii) any and all liabilities arising out of or in connection with: (A) any of the assets of Rupinvest or Arco Energy prior to the Escrow Opening Date; or (B) the operations of Rupinvest and Arco Energy prior to the Escrow Opening Date.

If the Registrant becomes reasonably aware of any legal or financial Claim asserted in a court of law or arbitration against Arco Energy and/or Rupinvest, and while such Claim is unresolved, the Registrant may issue stop transfer instructions to the escrow agent and/or the Registrant’s transfer agent with respect to the Securities or the shares of the Registrant’s common stock held by Esdras until such time as such Claim is settled or resolved or adjudicated in a court of law or arbitration.  After settlement, adjudication, or arbitration or in the event the Registrant is required to pay compensation by any court or authority, the Registrant is entitled to and may, at its sole discretion, recover any and all payments (each a “Claim Payment”) that it is required to make that are based on, in connection with, arise out of, or are related to any Claim by satisfying such Claim Payment from the Securities to which Esdras becomes entitled under the terms of the Exchange Agreement.  Each time the Registrant makes a Claim Payment, it is entitled to recover the total number of its common stock shares with a total dollar value equal to the Claim Payment (hereinafter the “Recovery Payment Shares”).  The price per common stock share that shall be used to calculate the total number of Recovery Payment Shares to be paid to the Registrant shall be the lower of: (a) the market price per share of the Registrant’s common stock on the Escrow Opening Date; or (b) the market price per share of the Registrant’s common stock on the date of a Claim Payment.  Prior to releasing any of the Securities to Esdras under the Release Schedule, the Registrant shall be entitled to calculate the number of Recovery Payment Shares due and owing to it as of the date of each release of the Securities (“Release Date”), and, at its sole discretion, the Registrant shall be entitled to instruct the escrow agent to reduce the number of shares to be transferred to Esdras under the Release Schedule in an amount equal to all of the Recovery Payment Shares due and owing to the Registrant as of the Release Date, and instead, such Recovery Payment Shares shall be delivered by the escrow agent on the Release Date to the Registrant in satisfaction of all of the Claim Payments that it had made as of the Release Date.

During the period starting on the Escrow Opening Date and ending either nine (9) months after the Escrow Opening Date or December 31, 2009, whichever ending date is earlier, if any entity or individual that is not an affiliate of the Registrant (hereinafter an “Acquiring Party”): (a) acquires more than sixty six percent (66%) of the Registrant’s voting securities, and as a result of such acquisition, (i) changes more than two-thirds (2/3) of Registrant’s board of directors as of the Escrow Opening Date, and (ii) changes the Registrant’s Chief Executive Officer and President (hereinafter a “Change in Control Transaction”), and (b) the Acquiring Party either: (i) requires the operations of Premier Power Italy to shut down, or to change the business to an industry other than renewable energies, or (ii) does not provide the funding under the terms of the Exchange Agreement for any reason other than for fraud, malfeasance, or net operating losses, then Esdras will be entitled to receive a share payment of one million (1,000,000) shares (the “Change of Control Share Payment”) from the Securities held in escrow, which shall constitute the full and final payment of the Securities due to Esdras under the Exchange Agreement.  In the event a Change of Control Share Payment is made by the Registrant, the escrow agent is required to return to the Registrant any and all shares of the Securities left in escrow after the delivery of such Change of Control Share Payment.

Thus, in addition to Premier Power Renewable Energy, Inc., a California corporation (“Premier Power California”), upon satisfaction by all parties of the conditions to the parties’ obligations set forth in the Exchange Agreement, Rupinvest will become our wholly owned subsidiary, and Premier Power Italy will become our indirect majority owned subsidiary.

A copy of the Exchange Agreement is filed with this report as Exhibit 10.1 and is incorporated by reference herein.  The foregoing description of the Exchange Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreement.

Item 3.02                      Unregistered Sales of Equity Securities

As more fully described in Item 1.01 above, in connection with the Exchange Agreement, we agreed to issue and transfer, three million (3,000,000) restricted shares (the “Securities”) of our common stock, par value $0.0001 per share, to an escrow agent, which Securities the escrow agent shall hold in trust in connection with the share exchange transaction.  Pursuant to the terms of the Exchange Agreement, the escrow agent may be required, in turn, to transfer a portion of or all of the Securities to Esdras, with the number of shares that may be transferred, if any, calculated based on Sales milestones achieved by Premier Power Italy over the three years following the Effective Date, or the escrow agent may return a portion of or all of the Securities to the Registrant.  Reference is made to the disclosures set forth in Item 1.01 of this report, which disclosures are incorporated herein by reference.  The issuance and transfer of the Securities to Esdras shall be exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) and Regulation S thereof.  We made this determination based on Esdras’ representations in the Exchange Agreement, which included, in pertinent part, that Esdras was not a "U.S. person" as that term is defined in Rule 902 of Regulation S under the Act, and that it was acquiring the Securities for investment purposes for its own respective account and not as a nominee or agent and not with a view to the resale or distribution thereof, and that it understood that the Securities may not be sold or otherwise disposed of without registration under the Act or an applicable exemption therefrom.

Item 9.01                         Financial Statements and Exhibits

 (d)              Exhibits

No.	Description

10.1	Share Exchange Agreement between the Registrant, Rupinvest Sarl, and Esdras Ltd., dated June 3, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIER POWER RENEWABLE ENERGY, INC. (Registrant)

Date: June 8, 2009	By:	/s/ Dean Marks
Dean Marks Chief Executive Officer and President